UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 30, 2005



                           DRAGON PHARMACEUTICAL INC.
                           -------------------------
             (Exact name of registrant as specified in its charter)


          Florida                         0-27937                65-0142474
          -------                         -------                ----------
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
         Incorporation)                                      Identification No.)

       1055 Hastings Street, Suite 1900
         Vancouver, British Columbia                     V6E 2E9
         ----------------------------                    -------
   (Address of Principal Executive Offices)             (Zip Code)


                                 (604) 669-8817
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Section 7 - Regulation FD

     Item 7.01 Regulation FD Disclosure

     The Company today announced that it proposes to offer on a best efforts basis up to $25 million of its securities in a private placement to accredited investors. The type of securities, price and completion of the proposed private placement will depend on, among other things, market conditions. It is anticipated that the proceeds from the private placement will be used to serve as the working capital to ramp up the production of the newly operated Chemical division, to improve the Company's financial structure and to fund the Company's EPO market development in Europe, as well as the relocation of the Biotech facility within China. The securities proposed to be offered in the private placement will not be registered under the Securities Act or any state securities laws, and unless they are so registered, may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.

     This Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

     Cautionary  Statement:  The Company's  statements in this Form 8-K that are
not  historical  facts,  and  that  relate  to  future  plans  or  events,   are
forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include the Company's intention to raise proceeds through the proposed offering and sale of its securities. There can be no assurance that the Company will complete the proposed offering on the anticipated terms or at all. The Company's ability to complete the proposed offering will depend on, among other things, market conditions. The Company does not undertake the obligation to publicly revise these forward looking statements to reflect subsequent events or circumstances.

Section 9 - Financial Statements and Exhibits

      Item 9.01 Financial Statements and Exhibits

             Exhibit No.      Exhibit Description
             ----------       -------------------

                 99 Press release dated March 30, 2005 titled Dragon Pharmaceutical Announces Proposed Private Offering



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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 30, 2005                   DRAGON PHARMACEUTICAL INC.


                                        /s/ Maggie Deng
                                        ---------------------------------------
                                        Maggie Deng
                                        Chief Operating Officer




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


                                  EXHIBIT INDEX

           Exhibit No.       Description
           -----------       -----------

               99 Press release dated March 30, 2005 titled Dragon Pharmaceutical Announces Proposed Private Offering




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